The China Fund, Inc. (CHN)	+ Include MC logo above ADCM

November 2002

In brief... at October 31 2002 Net Asset Value per share* US$14.92 China Fund NAV MSCI Golden Dragon Market Price* US$12.61 1 month return* 3.0% 5.6% Premium/Discount* -15.48% 1 year return* 14.3% 1.9% Fund size* US$150.32 *Source: State Street Corporation/Martin Currie Inc

Manager’s commentary

“Trade protectionism, in the short run, may have protected domestic companies by securing the home market. However, in the longer run, it not only constrains business opportunities of foreign companies but also ham strings the development of local companies”. Who said this? Was it President “don’t talk to me about steel tariffs” Bush. No. This was the General Secretary of the Chinese Communist Party lecturing his fellow APEC leaders on the beauties of free trade. Now one might say that talk is cheap, and Secretary Jiang may have been a little demob happy (he hands over the baton at the forthcoming 16th party congress). But his speech reflects the growing economic confidence of a country with US$260 billion in foreign exchange reserves, and which should this year overtake the US as the world’s largest recipient of foreign direct investment. The month also saw the government announce that foreign companies would be able to buy the state shares of listed enterprises. An announcement on the opening of the large domestic stock market to qualified foreign investors cannot be far away.

Apart from Taiwan, which managed a small rebound on the revived possibility of direct links to the mainland, the Chinese stock markets remained rather weak in October. In Hong Kong, the huge listing of fixed line operator China Telecom flopped, pulling down the already listed mobile companies. Local worries about the growing budget deficit in Hong Kong (a territory used to budget surpluses and low taxation) weighed on sentiment. Alleged accounting irregularities at an agricultural company owned by a Chinese entrepreneur also caused capitulation selling in the so-called ‘P-Chips’. Your fund does not hold either of the big Chinese mobile operators (although they are starting to look cheap), and we invest little in companies with Hong Kong dollar assets (the renminbi should be stronger than the HK or US dollars over the next few years). We do, however, have a high weighting in entrepreneurial Chinese companies. While recognising the risks for individual stocks, we are convinced that, in the long run, a basket of companies where the management own equity will outperform a basket of state-owned enterprises. So we are using the current bargain prices to add to our weightings. In October we bought Golden Meditech, which has a monopoly in China on autologous blood recovery systems, and Wan You Fire Safety Equipment. We also added to positions in Sino Golf, Lifetech and Tack Fat.

Investment strategy

Your Fund is 97.5% invested with holdings in 58 companies. The best performance in October came from internet portal companies, Sohu and Sina. Both companies are emerging into profit with the take-off of their SMS (text messaging) businesses.

We expect H-shares to receive an indirect boost from the announcement of the opening of the A-share market. Many trade in both markets, and the H-shares are priced at a large discount to the same company’s A-shares. We added to our position in Anhui Conch Cement and Anhui Expressway, and bought the high-yielding PetroChina.

We remain bullish on the prospects for Chinese stocks. The case can be simply stated:

•	China’s economy continues to grow rapidly (Q3 GDP +7.9%)

•	Based on China’s highly competitive export industry and ability to attract foreign direct investment, China’s currency will be one of the world’s strongest.

•	Chinese stocks are cheap and earnings are growing. Your Fund’s listed portfolio trades on an average 8x forthcoming earnings, which we expect to grow by 28% this year.

Chris Ruffle

Your Direct Investment Manager has made progress in exiting from one of the Fund’s direct investments. The Fund and all other investors of New World Sun City Limited (“NWSC”) entered into a Share Transfer Agreement with independent third party buyers on October 26, 2002 to sell the entire share capital of NWSC. The direct investment manager considers that this agreement provides an accelerated exit for this investment and it is in the best interests of the Fund’s shareholders.

Koh Kuek Chiang
Asian Direct Capital Management

Source: Martin Currie Inc

Fund Details*		Asset allocation (%)*

Market cap	$129.44
Shares outstanding	10,073,173 shares
Exchange listed	NYSE
Listing date	July 10, 1992
Investment manager	Martin Currie Inc
Direct investment manager	Asian Direct Capital Management

Fifteen Largest Listed Investments (48.7%)*

TCL International	Information Technology	6.7
Taipei Bank	Financials	5.5
Fountain Set Holdings	Materials	4.6
Sohu Com	Information Technology	3.2
Synnex Technologies	Consumer Discretionary	3.1
Brilliance China	Consumer Discretionary	3.1
BYD Co	Industrials	3.0
Sinopac Holdings	Financials	2.7
Cheng Shin Ind	Industrials	2.6
Ho Tung Chemical	Materials	2.5
Yanzhou Coal Mining	Energy	2.5
Polaris Securities	Financials	2.4
Chinadotcom Corporation	Information Technology	2.3
Zhejiang Expressway	Utilities	2.3
TPV Technology	Information Technology	2.2

Direct Investments (7.6%)*

A-S China Plumbing Products	Consumer Disc.	2.1%
Captive Finance	Financials	2.0%
Kowloon Development(34 HK)	Real Estate	2.0%
Moulin International(2004 CB)	Manufacturing	1.3%
New World Sun City	Real Estate	0.2%

Sector allocation (%)*

	% of	MSCI
	net	Golden
	assets	Dragon %
Information Technology	21.7	21.6

Financials	14.8	30.8

Industrials	13.4	14.3

Consumer Staples	11.6	0.5

Materials	11.0	5.8

Consumer Discretionary	10.1	5.8

Utilities	6.3	10.7

Energy	3.1	3.3

Telecommunications	2.9	7.1

Health Care	2.6	0.1

Cash	2.5	—

Total	100.0	100.0

Performance (in US$ term)*

As at October 31, 2002	NAV %		Market Price %
One month		3.0	7.1

Calendar year to date	-	1.1	1.5

3 years **		6.1	9.0

Fund Performance

	One		Three		Year		One	Three		Five		Since
Fund performance	Month		Months		To date		Year	Years**		Years**		Launch #
The China Fund, Inc.		3.0		-5.6		-1.1	14.3		6.1		-1.1	2.5**

MSCI Golden Dragon		5.6		-9.3	-	17.9	1.9	-	15.2		-6.2	—

Hang Seng Chinese Enterprise Index	-	3.1	-	10.5		-4.2	-1.8		-5.5	-	15.4	—

Source: * State Street Corporation / Martin Currie Inc. # The Fund was launched on July 10, 1992 ** Annualized Return

         Performance in perspective

The portfolio – in full as of October 31, 2002

	Company			Value	% of
Sector	(BBG ticker)	Price	Holding	$	portfolio
Hong Kong 40.5%

TCL International Holdings Ltd	1070 HK	HK$2.10	37,318,000	10,047,991	6.7%

Fountain Set (Holdings) Ltd	420 HK	HK$3.65	14,750,000	6,902,819	4.6%

Brilliance China Automotive Holdings, Ltd	1114 HK	HK$0.93	38,758,000	4,621,531	3.1%

BYD Co	1211 HK	HK$15.95	2,200,000	4,499,093	3.0%

Yanzhou Coal Mining Co.	1171 HK	HK$2.80	10,286,000	3,692,718	2.5%

Zhejiang Expressway Co., Ltd	576 HK	HK$2.53	10,724,000	3,471,840	2.3%

TPV Technology, Ltd	903 HK	HK$2.58	9,968,000	3,290,992	2.2%

Wah Sang Gas	8035 HK	HK$0.83	27,778,000	2,956,110	2.0%

Anhui Expressway	955 HK	HK$1.52	11,998,000	2,338,267	1.5%

Anhui Conch Cement	914 HK	HK$2.15	7,576,000	2,088,431	1.4%

China Rare Earth	0769 HK	HK$0.79	20,284,000	2,080,583	1.4%

Tack Fat Group International Ltd	928 HK	HK$0.45	30,296,000	1,747,992	1.2%

Natural Beauty Bio-Technology Ltd	157 HK	HK$0.67	19,720,000	1,643,470	1.1%

LifeTec Group, Ltd	1180 HK	HK$0.15	79,708,000	1,573,853	1.0%

Mainland Headwear Holdings	1100 HK	HK$2.35	5,000,000	1,506,536	1.0%

Asia Satellite Telecommunications Holdings	1135 HK	HK$9.20	1,129,000	1,331,752	0.9%

Chen Hsong Holding, Ltd	57 HK	HK$1.38	6,630,000	1,245,354	0.8%

Wanyou Fire Safety	8201 HK	HK$0.32	24,715,000	998,189	0.7%

Sino Golf Holdings Ltd	361 HK	HK$0.86	8,904,000	993,221	0.7%

Petrochina Co., Ltd	857 HK	HK$1.46	5,000,000	948,371	0.6%

Geomaxima Holdings, Ltd	702 HK	HK$0.31	17,080,000	711,726	0.5%

Arcontech, Corp	8097 HK	HK$0.25	18,386,000	565,770	0.4%

Jackin International	630 HK	HK$0.19	16,192,000	377,845	0.2%

Essex Bio-Technology Ltd	8151 HK	HK$0.11	25,418,166	365,009	0.2%

Leefung-Asco Printers Holdings Ltd	623 HK	HK$0.77	3,602,000	355,612	0.2%

Golden Meditech Co Ltd	8180 HK	HK$0.98	2,340,000	297,025	0.2%

Technology Venture Holdings Ltd	61 HK	HK$0.21	6,528,000	178,280	0.1%

Taiwan 35.3%

Taipei Bank	2830 TT	NT$29.9	9,520,016	8,203,126	5.5%

Synnex Technologies International, Corp	2347 TT	NT$56.0	2,892,400	4,667,850	3.1%

Sinopac Holdings Co	2890 TT	NT$14.6	9,746,754	4,086,895	2.7%

Cheng Shin Rubber	2105 TT	NT$42.1	3,180,000	3,858,156	2.6%

Ho Tung Chemical, Corp	1714 TT	NT$15.0	8,660,904	3,743,907	2.5%

Polaris Securities Co., Ltd	6011 TT	NT$13.3	9,240,164	3,594,877	2.4%

Phoenixtec Power Co., Ltd	2411 TT	NT$23.5	4,569,000	3,094,279	2.0%

Chunghwa Telecom Co., Ltd	2412 TT	NT$48.5	2,146,000	2,999,452	2.0%

Ability Enterprise Corp	2374 TT	NT$28.1	3,642,000	2,949,285	2.0%

Tong Yang	1319 TT	NT$28.1	3,620,300	2,931,713	1.9%

Advantech Co., Ltd	2395 TT	NT$66.0	1,150,920	2,189,070	1.4%

Merry Electronics	2439 TT	NT$38.0	1,651,400	1,808,450	1.2%

Tainan Enterprises	1473 TT	NT$40.4	1,546,000	1,799,954	1.2%

China Metal Products	1532 TT	NT$28.6	2,000,000	1,648,415	1.1%

Kaulin Manufacturing	1531 TT	NT$34.8	1,600,000	1,604,611	1.1%

Lian Hwa Foods	1231 TT	NT$15.6	3,259,000	1,465,141	1.0%

Eva Airways	2618 TT	NT$15.3	2,850,000	1,256,628	0.8%

Choice Lithograph, Inc	9929 TT	NT$9.30	4,512,110	1,209,297	0.8%

B shares 3.8%

Shanghai Friendship Group Co., Inc	900923 CH	US$0.77	4,143,133	3,194,355	2.1%

Luthai Textile Co., Ltd	200726 CH	HK$4.89	2,599,829	1,630,029	1.1%

Shanghai Matsuoka, Co	900955 CH	US$1.12	803,550	900,780	0.6%

New York 6.6%

Sohu.com Inc	Sohu US	US$3.19	1,520,386	4,805,028	3.2%

Chinadotcom, Corp	China US	US$2.40	1,473,654	3,535,296	2.3%

Sina.Com	Sina US	US$2.87	574,900	1,615,469	1.1%

Singapore 3.7%

Want Want Holdings, Ltd	WANT SP	US$0.63	4,800,000	3,000,000	2.0%

People’s Food Holding	PFH SP	S$1.00	4,400,000	2,490,308	1.7%

Direct 7.6%

A-S China Plumbing Products, Ltd			450	3,200,000	2.1%

Captive Finance Ltd			2,000,000	3,045,000	2.0%

Kowloon Development	34 HK		6,520,000	2,967,683	2.0%

Moulin International Holdings, Ltd (2004 CB)			2,000,000	2,003,922	1.3%

New World Sun City, Ltd			83	299,908	0.2%

Cash 2.5%

Objective

The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, “China companies” are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; and (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.

The fundamental policy, which applies to not less than 65% of the Fund’s assets as set out in the Fund’s prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People’s Republic of China.

Contacts

The China Fund, Inc.
c/o State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Tel: (1) 888 CHN-CALL (246 2255)
http://www.chinafundinc.com

Important Information: This newsletter is issued by Martin Currie Inc, Saltire Court, 20 Castle Terrace, Edinburgh, Scotland. Martin Currie Inc is regulated by the FSA and registered with the Securities Exchange Commission as an investment adviser. Information herein is believed to be reliable but has not been verified by Martin Currie Inc. Martin Currie Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter. This newsletter does not constitute an offer of shares. Martin Currie Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies, or financial instruments referred to herein. Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the Financial Services Authority for the protection of investors nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom. Please remember that past performance is not necessarily a guide to the future. Market and currency movements may cause the value of the shares and the income from them to fluctuate and you may get back less than you invested when you decide to sell your shares.